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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 1998

                              Medaphis Corporation
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                  000-19480                        58-1651222
(State or other jurisdiction of incorporation)        Commission File Number        (IRS Employer Identification
                                                                                             Number)

                             2700 CUMBERLAND PARKWAY
                                    SUITE 300
                             ATLANTA, GEORGIA 30339
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:           (770) 444-5300

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 4

                            Total Number of Pages: 7

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Item 5.           Other Events.

On July 29, 1998, the Registrant issued a press release announcing the naming of Allen W. Ritchie, then President and Chief Operating Officer of the Registrant, as President and Chief Executive Officer. Mr. Ritchie also joined the Board of
Directors of the Registrant. David E. McDowell is to continue as Chairman of the Board.

The Registrant also announced that Wayne A. Tanner, a partner at Arthur
Andersen, LLP, had been elected as Executive Vice President and Chief Financial
Officer, both effective as of September 1, 1998, and that James W. FitzGibbons had been promoted to Controller and Chief Accounting Officer of the Registrant effective immediately. A copy of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1 Press Release issued by the Registrant on July 29, 1998.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 3, 1998

                                             MEDAPHIS CORPORATION

                                             By:  /s/ Allen W. Ritchie
                                                  -----------------------------
                                                  Allen W. Ritchie
                                                  President and Chief Executive
                                                  Officer

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                                INDEX TO EXHIBITS

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
EXHIBIT NUMBER                                                          PAGE NO
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
         EX-99.1  Press Release issued by the
                  Registrant on July 29, 1998.............................5

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